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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 7, 1999


                              CITATION CORPORATION
             (Exact name of registrant as specified in its Charter)




        Delaware                      0-24492                    63-0828225
(State of Incorporation)      (Commission File Number)   (IRS Employer I.D. No.)



                        2 Office Park Circle, Suite 204
                           Birmingham, Alabama 35223
                    (Address of principal executive offices)


                                 (205) 871-5731
                        (Registrant's telephone number)
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ITEM 5.   OTHER EVENTS.

     On October 7, 1999, Citation Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.    Description
          ----------     -----------
             99.1        Press release dated October 7, 1999 issued by the
                         Registrant.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 7, 1999              /s/ Stanley B. Atkins
                                    -----------------------------------------
                                    Stanley B. Atkins
                                    Vice President and Secretary